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                                                                    Exhibit 99.1

                               HEALTH GRADES, INC.

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

      I, Kerry R. Hicks, Chief Executive Officer of Health Grades, Inc., a Delaware corporation (the "Company"), hereby certify that, based on my knowledge:

      (1) The Company's periodic report on Form 10-Q for the period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *




/s/ Kerry R. Hicks
------------------------
Kerry R. Hicks
President and CEO

Date:      May 15, 2003
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